PROMISSORY NOTE

$ 150,000 **May 2, 2012**

FOR VALUE RECEIVED, Q Lotus Holdings, Inc., ("**Maker**") hereby unconditionally promises to pay to the order of **Corey Marie Leasing, LLC or its assigns (together "Holder**") the principal sum of One Hundred Fifty Thousand Dollars and no cents ($150,000) ("**Sum**") together with interest accruing thereon as of the date hereof at the Interest Rate of fifteen percent (15%) per annum in the manner described below with the entire remaining balance of principal and interest due on June 2, 2012 (the "Maturity Date"). All payments due hereunder shall be made to Holder at the address provided below for notice in lawful money of the United States of America.

1. Payment Terms. The principal balance of One Hundred Fifty Thousand Dollars and no cents ($150,000) plus interest earned will be due on June 2, 2012. Notwithstanding the foregoing, Maker may elect to extend the due date of this note for a period of fifteen days up to and including June 17, 2012 by giving notice to Maker, at which time the entire unpaid balance and accrued interest will be due and payable. Any and all payments payable by Maker to Holder hereunder shall be made by wire transfer of immediately available funds to the account designated on Exhibit A attached hereto or in such other manner as Holder may give written notice to Maker.

2. Prepayment. This Note may be prepaid at anytime, in whole or in part, without penalty or interest beyond the date of prepayment.

3. Waiver. Maker hereby waives presentment for payment, demand, notice of non-payment and dishonor, protest, notice of protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on the Note, Holder need not file the original of the Note, but need only file a photocopy of the Note certified by Holder to be a true and correct copy of this Note. No delay on the part of the Holder in exercising any right under this Note or other undertaking affecting this Note, shall operate as a waiver of such right or any other right under this Note, nor shall any omission in exercising any right on the part of Holder under this Note operate as a waiver of any other rights.

4. Default. It shall be an "Event of Default" hereunder upon (i) the failure by Maker to pay any amount as and when due hereunder, time being of the essence; or (ii) any assignment for the benefit of creditors of, or the commencement of any bankruptcy, receivership, insolvency, reorganization, dissolution, termination, or liquidation proceedings by or against the Maker, which is not dismissed within thirty (30) days of the filing of the same; or (iii) breach by Maker of any of the other provisions of the Note. Upon the occurrence of an Event of Default, notwithstanding any provision herein to the contrary, the outstanding indebtedness evidenced by this Note, together with all accrued interest shall be immediately due and payable, without notice to or demand upon Maker, and Holder may exercise all of its rights and remedies reserved to it herein or available under applicable law.

5. Late Charge. A late charge ("Late Charge") on any payment made more than five (5) days after the due date thereof, without any notice, shall be paid at the rate of three percent (3%) per month or portion thereof that said payment remains unpaid.

6. Expenses. Maker hereby expressly agrees to pay to Holder any and all expenses and costs of collection and enforcement, including but not limited to reasonable attorneys' fees, court costs, and other costs and expenses of every kind (collectively, the "Expenses"), incurred by Holder or any other holder hereof in connection with the enforcement of this Note, whether or not a suit is filed with respect thereto, and hereby agrees to pay to Holder on demand the amount of any and all Expenses within five (5) business days of written notice of such Expenses.

7. Application of Payments. Any payment under this Note shall be applied (a) first, to any Expenses and Late Charge due Holder, (b) second, to pay any accrued and unpaid interest on this Note and (c) thereafter, to repay any unpaid principal amount on this Note.

8. Interest Savings Clause. It is not intended hereby to charge interest at a rate in excess of the maximum rate of interest permitted to be charged to Maker hereof under applicable law, but if, notwithstanding, any interest payment hereunder is determined to be in excess of the then legal maximum rate, then the excess amount shall be retained by Holder or any other holder of this Note as cash collateral for the payment of the outstanding principal amount and may be applied to pay same.

9. Amendments and Waivers. This Note may not be modified or the face hereof canceled except in writing, signed by Maker and by Holder or any other holder of this Note. The Holder shall not by any act, delay, omission, or failure to act be deemed to have waived any right, power, privilege or remedy hereunder, and no waiver whatsoever shall be valid unless in writing and signed by the Holder, and then only to the extent therein set forth; nor shall any single or partial exercise of any right, power, privilege or remedy hereunder preclude any further exercise thereof, or the exercise of any further right, power, privilege or remedy. Maker expressly agrees that this Note or any payment hereunder may be extended or subordinated, by forbearance or otherwise, from time to time, without in any way affecting the liability of the Maker. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law and may be exercised singly or concurrently. A waiver by the Holder of any right or remedy under the terms of this Note, at any time, shall not be construed, as a bar to any right or remedy that the Holder would otherwise have on any future occasion.

10. Business Loan. Maker hereby represents and warrants that the purpose of the loan evidenced by this Note is for the business of Maker and not for any consumer purposes whatsoever.

11. Notices. Notice shall be deemed given hereunder when sent by commercial courier or by overnight delivery by a commercial delivery service or via the US Postal

Service on the date delivered to recipient's address, in each case addressed to the recipient at the address appearing below or to such address of which one party notifies the other in accordance with the terms of this Paragraph:

If to Holder: **Corey Marie Leasing, LLC**
Four Executive Boulevard – Suite 200
Suffern NY 10901
Attn: Joshua T. Goldstein

If to Maker: **Q Lotus Holdings, Inc.**
520 N Kingsbury St, Unit 1810
Chicago, IL 60654
Attn: Gary Rosenberg

12. Time of the Essence. Time is hereby declared to be of the essence of this Note and of every part hereof.

13. Representation of Counsel. Maker hereby represents and warrants that it has consulted and conferred with competent legal counsel of its choice before executing this Note. Maker further represents and warrants that it has read and understood the terms of this Note and intends to be bound thereby.

14. Governing Law: Jurisdiction This Note is made under, and shall be construed and enforced in accordance with, the laws of the State of New York, without giving effect to principles of conflicts of laws. The parties hereto hereby consent to the jurisdiction of the courts of the State of New York located in Rockland County and of the United States District Court for the Southern District of New York in connection with any and all actions commenced with respect to this Note and further consent that any notice, process or notice of motion or other application to either of said courts or judges thereof may be served in or out of the State of New York by certified or registered mail return receipt requested, to the addresses provided herein or by personal service, provided a reasonable time for appearance is allowed, or in such other manner as may be permitted by either of said courts.

15. Waiver of Jury Trial. The Maker irrevocably, knowingly, voluntarily and intentionally waives its right to trial by jury in any action based hereon, arising out of, under or in connection with this Note or any course of conduct, course of dealings, statements (whether verbal or written) or actions of either party. Maker hereby expressly acknowledges this waiver is a material inducement for Holder to accept this Note.

16. No Defense. The Maker's obligation to pay principal and interest shall be absolute and unconditional and without regard to any defense, offset, or counterclaim which may at any time be available to the Maker which constitutes, or might be construed to constitute, an equitable or legal discharge of the Maker or, but for this provision, might otherwise give rise to a right of offset. Maker hereby expressly waives the right to

interpose any defense based on any statute of limitations or any claim of laches and any set-off, counterclaim or cross-claim of any nature or description.

17. Successors; Assignment. This Note shall be binding upon the Maker and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns; provided that the Maker may not in any manner assign any of its rights or obligations under this Promissory Note without the express prior written consent of Holder. This Note may be assigned by Holder in its sole discretion.

18. Severability. If any provision of this Note is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto.

19. Captions. Any headings or captions in this Note are for convenience of reference only, do not constitute a part of this Note, and shall not in any way affect its interpretation.

20. Business Days. If any payment is due, or any time period for giving notice or taking action expires, on a day which is a Saturday, Sunday or legal holiday in the State of New York, the payment shall be due and payable on, and the time period shall automatically be extended to, the next business day immediately following such Saturday, Sunday or legal holiday, and interest, if any, shall continue to accrue at the required rate hereunder until any such payment is made.

21. Further Assurances; Representations. The Maker shall use its commercially reasonable efforts to promptly cure any default which prohibits or otherwise prevents payment of this Note under the terms provided herein.

Q Lotus Holdings, Inc.

By: ______________________________
Gary Rosenberg, CEO

WITNESS:

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